       10.4-1

                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement") is made as of the 28th day of June, 1996, by and between Checker Motors Corporation, a Delaware corporation ("Buyer"), and Wilbert F. Schwartz, Thomas E. Arnold, Jr., and Karl W. Dolk, Trustees of the ELIC Trust, under agreement dated February 15, 1994 ("Seller").

                              W I T N E S S E T H
                              - - - - - - - - - -

     A. Seller owns 100 shares (the "Shares") of common stock, $1.00 par value, of South Charleston Stamping and Manufacturing Company, a West Virginia corporation ("Sub"); and

     B. Seller desires to sell, and Buyer desires to purchase, the Shares in exchange for cash and a promissory note (the "Promissory Note") upon the terms and conditions stated hereafter.

     NOW THEREFORE, in consideration of the mutual agreements, representations and warranties contained herein, Seller and Buyer hereby agree as follows:


                                   ARTICLE 1.

               SALE OF SHARES AND ISSUANCE OF THE PROMISSORY NOTE
               --------------------------------------------------

     a.   Sale of Shares and Issuance of the Promissory Note.
          ---------------------------------------------------

     Subject to the terms and conditions set forth herein, (i) Seller agrees to sell, transfer, convey, assign and deliver the Shares to Buyer, and Buyer agrees to purchase, acquire and accept the Shares from Seller and (ii) as consideration for the Shares, Buyer hereby agrees (A) to issue to Seller the Promissory Note in the principal amount of $4,500,000 in substantially the form attached hereto as EXHIBIT A, such Promissory Note to be guaranteed by Sub pursuant to the Guaranty attached hereto as EXHIBIT B, and (B) to pay Seller the amount of $1,000,000 in cash.

     b.   The Closing.
          ------------

     The closing (the "Closing") shall take place simultaneously at the offices of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, A Professional Corporation, Three Embarcadero Center, San Francisco, California counsel to Seller, and the offices of Hutton Ingram Yuzek Gainen Carroll & Bertolotti, 250 Park Avenue, New York, New York, counsel for Buyer, on such day and at such time as agreed to by and between the parties, but in no event later than 10:00 a.m. on July 1, 1996 (the "Closing Date"). At the Closing, (i) Buyer shall (A) wire transfer $1,000,000 in immediately available funds to Seller's bank account and (B) deliver the duly executed Promissory Note dated as of the Closing Date; and (ii) Seller shall deliver to Buyer the certificate(s) representing the Shares, together with appropriate stock powers in form

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 10.4-2

reasonably satisfactory to Buyer and executed by Seller, assigning such certificates to Buyer. Seller shall provide wire instructions to Buyer prior to the Closing Date. Buyer and Seller shall place in escrow with each other's counsel such original documents as are necessary to effect the Closing.

     Wire transfers to ELIC shall be made to:

          Bank of New York Western Trust Company
          700 South Flower Street, 2nd Floor
          Los Angeles, CA  90017-4104

          Bank of New York City/CTR/BBK
          ABA #021-000-018
          IOC 565 - Inst'l Custody
          Attn:  Gaby Rodriguez

          Account Number:     106120
          Account Name:  ELIC Trust Main Custodial

     c.   Mutual Condition.
          -----------------

     Seller's obligation to sell the Shares to Buyer and Buyer's obligation to purchase the Shares from Seller shall be subject to Seller's receipt of approval of this Agreement on or before the Closing Date from the Superior Court for the State of California, County of Los Angeles with jurisdiction over the rehabilitation of Executive Life Insurance Company, Case No. BS006912.

     d.   Terms of the Promissory Note.
          -----------------------------

     The terms and conditions of the Promissory Note are as set forth in the form of Promissory Note.

          1.5  Possible Sale.
               --------------

          (a) Great Dane Holdings Inc. ("Holdings"), of which Buyer is a wholly-owned subsidiary, has engaged Berenson Minella & Company ("Berenson Minella") until March 29, 1997, to sell all or part of Holdings. If Holdings cannot be sold in its entirety, Berenson Minella will seek to sell the various segments of Holdings' business, including an automotive segment (the "Automotive Segment") consisting of Sub and CMC Kalamazoo Inc. ("CMC Kalamazoo"). If all or substantially all of Sub's assets or equity are sold, whether alone or in connection with the sale of other Holdings-related assets or equity, then (i) Buyer and/or Sub shall notify Seller as soon as practicable, and, in any event, before the closing, that such sale has occurred and (ii) the remaining principal amount of the Note and all unpaid accrued interest thereon shall become due and payable upon the closing of such sale.

          In addition, if all or substantially all of Sub's assets or equity are sold alone or as part of a sale of all or any part of the assets or equity of the Automotive Segment either (i) on or before March 29, 1997 or

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 10.4-3

(ii) prior to December 31, 1997 to a buyer identified by Berenson Minella, then Buyer shall pay Seller (or Seller's successors or assigns) 10% of the amount by which the purchase price for Sub exceeds $55 million. This additional payment shall be made in cash, within 15 days after the later of
(a) the date of the closing of such sale and (b) the date the purchase price allocated to Sub is determined pursuant to the terms of Section 1.5(b) below.

          (b) If all or substantially all of Sub's assets or equity are sold as part of a sale of all or any part of the assets or equity of the Automotive Segment, then Seller and Buyer shall, as soon as practicable and, in any event, within 15 days of the closing of the sale of Sub, select a mutually agreeable investment banker to determine the amount of such consideration properly allocated to the assets or equity of Sub. If the parties cannot within such 15 day period agree on an investment banker, each shall within 20 days after the closing of such sale select an investment banker and the two investment bankers shall within 15 days thereafter select a third party who will perform the allocation. Holdings, Buyer, Sub and CMC Kalamazoo shall make all reasonable efforts to cooperate with the investment banker or bankers making such allocation.


                                   ARTICLE 2.

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Buyer hereby represents and warrants to Seller as follows:

     a.   Power and Authority.
          --------------------

     Buyer has the requisite corporate power and authority to enter into and perform its obligations under this Agreement (including issuance of the Promissory Note) and to consummate the transactions contemplated hereby.

     b.   Due Organization.
          -----------------

     Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the nature of its business or the ownership of its properties requires such qualification.

     c.   Authorization of Agreement.
          ---------------------------

     Buyer has taken all requisite corporate action to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Buyer. As of the Closing Date, the Promissory Note will be duly authorized, executed and delivered. This Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as the same may be limited by bankruptcy or similar laws now or hereafter in effect relating to creditors' rights generally.

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 10.4-4

     d.   No Violation.
          -------------

     Neither the execution and delivery of this Agreement nor the performance by Buyer of its obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Buyer; (b) violate any statute or law (including federal and state securities laws) or any judgment, decree, order, regulation or rule of any court or governmental authority to which Buyer or any of its assets may be bound; (c) cause the acceleration of the maturity of any material debt or obligation of Buyer; or (d) violate, or be in conflict with, or constitute a default under, or permit the termination of, or require the consent of any person under, or result in the creation of any lien, charge, encumbrance or other similar restriction upon any assets of Buyer under, any material agreement to which Buyer is a party or by which Buyer or its assets may be bound.

     e.   Consents.
          ---------

     Neither the execution and delivery of this Agreement, nor the offer, issuance, sale and delivery of the Promissory Note as contemplated hereby will require a consent, waiver, approval or authorization of, or filing, registration or qualification with, any person or entity, including without limitation any court or governmental authority.


                                   ARTICLE 3.

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller hereby represents and warrants to Buyer as follows:

     a.   Power and Authority.
          --------------------

     Seller has all requisite power and authority to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

     b.   Ownership of the Shares.
          ------------------------

     Seller is sole owner of the Shares, free and clear of any liens or other encumbrances, except to the extent that beneficial interest in the proceeds from the sale of the Shares has by court order been vested in the beneficiaries of the Seller.

     c.   Authorization of Agreement.
          ---------------------------

     Seller has taken all requisite action to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, except as the

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 10.4-5

same may be limited by bankruptcy or similar laws now or hereafter in effect relating to creditors' rights generally.

     d.   No Violation.
          -------------

     Neither the execution and delivery of this Agreement nor the performance by Seller of its obligations hereunder will (a) violate any provision of its trust agreement or (b) violate any statute or law (including federal or state securities laws) or any judgment, decree, order, regulation or rule of any court or governmental authority to which Seller or any of its assets may be bound or (c) violate or constitute a default under, or cause the termination of, or require the consent of any person under, or result in the creation of any lien, charge, encumbrance or other similar restriction upon any assets of Seller under, any material agreement to which Seller is a party or by which Seller or its assets may be bound.

     e.   Consents.
          ---------

     Seller has obtained the requisite consent, waiver, approval or authorization of any person or entity, including, without limitation, any court or governmental authority, required to permit Seller to execute and deliver this Agreement and to perform its obligations hereunder.


                                   ARTICLE 4.

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     The representations and warranties given by Buyer and Seller herein shall survive the Closing but expire once the Promissory Note has been paid in full; except that Seller's representations pursuant to Section 3.2 shall survive indefinitely.


                                   ARTICLE 5.

                       CONDITIONS TO SELLER'S OBLIGATIONS
                       ----------------------------------

     Seller's obligation to sell the Shares to Buyer shall be subject to the satisfaction of the following condition on or before the Closing Date:

     a.   Representations and Warranties True.
          ------------------------------------

     The representations and warranties of Buyer contained in Article II hereof shall be true and correct in all material respects at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement) with the same force and effect as if made at and as of such date.

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 10.4-6

     b.   Governmental Consents Still Effective.
          --------------------------------------

     Any consent, waiver, approval or authorization of any court or governmental authority obtained by Seller with respect to this Agreement and its obligations hereunder shall remain in effect and shall not have been rescinded, cancelled or modified in any way.


                                   ARTICLE 6.

                               GENERAL PROVISIONS
                               ------------------

     a.   Notices.
          --------

     All notices and other communications provided for or permitted hereunder shall be in writing, and shall be personally delivered or mailed, certified or registered mail, postage prepaid:

          (a)  if to Seller, at the following address:

               Karl W. Dolk, Trustee
               c/o Lauren Roberson
               Chief Financial Officer
               Executive Life Insurance Company Trust
               11400 West Olympic Blvd., 3rd Floor
               Los Angeles, CA 90064

               with a copy to:

               Horace L. Nash, Esquire
               Howard, Rice, Nemerovski, Canady, Falk & Rabkin
               A Professional Corporation
               Three Embarcadero Center
               Seventh Floor
               San Francisco, CA  94111-4065

          (b)  if to Buyer, at the following address:

               Checkers Motors Corporation
               2016 North Pitcher Street
               Kalamazoo, MI  49007
               Attention:  Vice President

               with a copy to:

               Paulette Kendler, Esquire
               Hutton Ingram Yuzek Gainen Carroll and Bertolotti
               250 Park Avenue
               New York, NY  10177

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 10.4-7

     b.   Successors and Assigns.
          -----------------------

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

     c.   Amendment and Waiver.
          ---------------------

     This Agreement may not be amended, modified or supplemented unless the same is in writing and signed by the parties hereto.

     d.   Counterparts.
          -------------

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     e.   Headings.
          ---------

     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     f.   Governing Law; Jurisdiction and Venue.
          --------------------------------------

     The interpretation and construction of this Stock Purchase Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California. Any disputes arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or any breach of this Agreement or any such document or instrument shall be settled by arbitration to be held in Los Angeles, California, in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The arbitrator ("Arbitrator") shall be a party mutually acceptable to Buyer and Seller; PROVIDED, HOWEVER, that if they cannot agree on an arbitrator, the Regional Director of the American Arbitration Association shall choose the Arbitrator. The Arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the Arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the Arbitrator's decision in any court having jurisdiction.

     Any party that prevails in an arbitration described in this Section 6.6 shall be entitled to reasonable attorneys' fees and other costs incurred in such arbitration, or in enforcing a judgment entered with respect to such arbitration or any appeal therefrom, separately from and in addition to any other amount included in such judgment. This Section 6.6 shall be severable from the other provisions of this Stock Purchase Agreement and shall survive and not be merged into any such judgment.

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 10.4-8

     g.   Severability.
          -------------

     In the event that any one or more of the provisions contained herein is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

     h.   Entire Agreement.
          -----------------

     This Agreement is intended by the parties as a final expression of their agreement and, with the exhibits which are attached hereto and incorporated herein, is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                 CHECKER MOTORS CORPORATION

                                      /s/ Jay Harris
                                 --------------------------------

                                 By   Jay Harris
                                    ----------------------------

                                 Its  Vice President
                                    ----------------------------


                                 WILBERT F. SCHWARTZ, THOMAS E.
                                 ARNOLD, JR. AND KARL W. DOLK,
                                 TRUSTEES OF THE ELIC TRUST,
                                 UNDER AGREEMENT DATED FEBRUARY
                                 15, 1994

                                   /s/ Wilbert F. Schwartz
                                 -------------------------------
                                 Wilbert F. Schwartz, Trustee


                                   /s/ Thomas E. Arnold, Jr.
                                 -------------------------------
                                 Thomas E. Arnold, Jr., Trustee


                                   /s/ Karl W. Dolk
                                 -------------------------------
                                 Karl W. Dolk, Trustee
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